10.42




                              EMPLOYMENT AGREEMENT


               EMPLOYMENT AGREEMENT made as of January 1, 2003 by and between VFINANCE, INC., a Delaware corporation (the "Company"), and John S. Matthews ("Employee") domiciled at 74 Millspring Road, Manhasset, New York 11030.

                                   WITNESSETH:
               WHEREAS, Employee wishes to be employed by the Company with the duties and responsibilities as hereinafter described, and the Company desires to assure itself of the availability of Employee's services in such capacity.

               NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and Employee hereby agree as follows:

1. EMPLOYMENT. The Company hereby agrees to employ Employee, and Employee hereby agrees to serve the Company, upon the terms and conditions hereinafter set forth.

2. TERM. The employment of Employee by the Company pursuant to this Agreement shall be for an eighteen month (18) period commencing on the date hereof and shall automatically be extended for additional one year periods on the eighteen
(18) month anniversary date of this Agreement (July 1, 2004) and each annual anniversary date thereafter (July 1 of each year beginning in 2005) unless the Company or the Employee has provided notice of non-renewal ninety (90) days prior an anniversary date (the "Term"). For example, in the event the Company has provided notice of non-renewal 90 days prior to July 1, 2004, there will be only ninety (90) days remaining in the Term; in the event neither the Employee nor the Company provided such notice ninety (90) days prior to July 1, 2004, then the Term shall be extended to July 1, 2005 so that on July 1, 2004, the total Term is one (1) year.

3. DUTIES. Employee shall, serve as, and have all power and authority inherent in the offices of President, vFinance Investments, Inc., Retail Brokerage Division reporting to the CEO and Chairman of vFinance Investments, Inc. ("Management"). The Employee shall be responsible for those areas in the conduct of the business reasonably assigned to him consistent with responsibility for the over-all growth and profitability of the retail brokerage operations of the Company including trading to the extent it impacts upon the retail brokerage operation and including retail investment banking operations. Employee shall devote on a full time basis his business time and efforts to the business of the Company; provided, however, that it is understood and agreed that, while Employee may devote time to other business matters in which he has an interest and may be an officer or director of other companies (including JSM Capital Holding, Corp.) that have no conflicts of interest with the Company, in the event of a conflict, Employee's first and primary responsibility shall be to the full time performance of his duties for the Company. The Company understands that Employee has also executed an Independent Contractor Agreement with the Company, and the Company understands and agrees that Employee will also be performing services as an Independent Contractor. The Company agrees that the performance of such services as an Independent Contractor shall not be deemed a conflict of interest hereunder provided that the Employee continues to diligently perform his duties hereunder. Employee agrees that in the performance of his duties hereunder, the employee in the routine conduct of his duties will be performed at either the JSM Capital Holding, Corp. ("JSM") offices in New York, New York or the Company's office located in Boca Raton, Florida. The Employee shall be reimbursed for reasonable travel, lodging, and meal expenses for work and travel to Boca Raton, Florida. The Company recognizes that from time to time the employee in his reasonable judgment may perform services required of him hereunder, off-site by means of telephone, facsimile, electronic mail or other appropriate means.

4. COMPENSATION AND OTHER PROVISIONS. Employee shall be entitled to the compensation and benefits hereinafter described in subparagraphs (a) through (e) (such compensation and benefits being hereinafter referred to as ("Compensation Benefits").

      (a) BASE SALARY. The Company shall pay to Employee a base salary of $125,000 per annum for the first year of this Agreement ("Base Salary"). The Base Salary and Employee's other compensation will be reviewed at least annually and may be increased (but not decreased) from time to time as Management may determine.

      (b) PARTICIPATION IN BENEFIT PLANS. During the Term, Employee shall be eligible to participate in all employee benefit plans and arrangements now in effect or which may hereafter be established, including, without limitation, all life, group insurance and medical care plans and all disability, retirement and other employee benefit plans of the Company. Additionally, Employee shall be added as an insured to any director and officer insurance policy that the Company hereafter procures.

      (c) OTHER PROVISIONS. Employee shall be entitled to four (4) weeks paid vacation per annum. Employee shall be reimbursed for all reasonable expenses incurred by him in the performance of his duties, including, but not limited to, cellular telephone, entertainment, travel and other expenses deemed reasonably necessary by his direct superiors.

      (d) DISCRETIONARY BONUSES. Employee shall be entitled to receive annual and/or interim cash bonuses and/or other bonuses when and in such amounts as may be determined by Management in its sole and reasonable discretion based upon Employee's performance, the Company's performance and/or other factors; provided, that, Management shall meet at least annually to review Employee's bonus entitlements.

      (e) INCENTIVE COMPENSATION. Employee shall receive quarterly incentive compensation payments as more fully described on Schedule A attached hereto.

      (f) STOCK OPTIONS. On even date herewith, the Company and Employee shall enter into the Stock Option Agreement attached hereto as Exhibit B pursuant to which the Company shall grant to Employee certain options to purchase common stock of the Company upon such terms and conditions set forth therein.

5. SEVERANCE AND CHANGE OF CONTROL PROVISIONS. Upon the occurrence of a Triggering Event (as hereinafter defined), Employee shall be entitled to the immediate receipt of Severance Payments and Benefits (as hereinafter defined) from the Company in accordance with the terms hereinafter set forth.

(a) TRIGGERING EVENT. The occurrence of any of the following events shall be defined as a "Triggering Event" for purposes hereof:

                  (1) The Company's termination of Employee's employment (other than for Cause (as hereinafter defined)) at any time prior to the expiration of the Term or within ninety days (90) following a Change of Control (as hereinafter defined);

                  (2) The voluntary resignation of Employee for any reason whatsoever within ninety (90) days following a Change of Control;

                  (3) The voluntary resignation of Employee for "good reason, " which for purposes hereof, shall be on written notice to the Company and shall include, without limitation, (i) a demotion,
                  (ii) a reduction in salary, benefits, bonuses, incentives or perquisites, or (iii) the relocation of Employee outside of New York City, New York, (iv) the breach of the Independent Contractor Agreement described in paragraph 12 by the Company; or (v) the breach of the Branch Agreement (as defined herein below) by the Company; or

                 (4) The death or Disability of the Employee(as defined herein).

(b) CHANGE OF CONTROL. For purposes of this Agreement, the term "Change of Control" shall mean the occurrence of any of the following events:

                  (1) Forty percent (40%) or more of the Company's voting stock shall be acquired by any person (other than Employee), entity or affiliated group;

                  (2) An unapproved change to the majority control of the Company's Board of Directors or a change in the majority of the senior management of the Company;

                  (3) Any merger, consolidation or business combination (i.e. a Transaction) where more than fifty percent (50%) of the Company's voting stock or more than fifty percent (50%) of the merged and or consolidated business entity (if the Company is not the surviving entity) shall be, as the result of the Transaction, acquired by any person (other than Employee), entity or affiliated group;

                 (4) The sale of all or substantially all of the Company's assets.

(c) SEVERANCE PAYMENTS AND BENEFITS. For purposes of this Agreement, the term "Severance Payments and Benefits" shall mean:

                 (1) Employee shall be entitled to a payment equal to the Employee's highest annual Base Salary received by Employee in respect of any year within the three (3) year period preceding the Triggering Event plus all bonuses and incentives which Employee is entitled to on the date the Triggering Event occurred (with respect to all such bonus amounts that would have accrued for fiscal quarters occurring prior to the Triggering Event); such amount to be paid to Employee over a period of twelve months in 12 equal and consecutive monthly payments.
                 (2) All stock options, warrants, other stock appreciation rights and other similar securities shall become immediately and fully vested and all conditions applicable to all contingently issued warrants, stock options, appreciation rights and other similar securities shall be deemed waived by the Company;
                 (3) All benefits applicable to Employee and his family members as described in Sections 5(a) and (b) of the Agreement shall continue for a period of one (1) year following the Triggering Event or through the expiration of the Term (as if the Triggering Event had not occurred), whichever is later;
                 (4) In the event that Severance Payments and Benefits are deemed to be "excess parachute payments" as defined under
                       Section 280G of the Internal Revenue Code, then the Company shall pay to Employee an additional lump sum cash payment as shall be necessary to provide Employee with the same "after-tax" compensation and benefits as if no such excise tax had been imposed.
                 (5) The Company shall be required to pay any and all attorneys' fees and costs that Employee may incur in connection with the enforcement of his rights under this Agreement or any dispute or settlement in connection a court of law determines that the Employee is the prevailing party. If the Employee seeks enforcement of his rights under this Agreement and a court of law determines that the Employee is not the prevailing party, then the Employee shall pay the Company any and all attorneys' fees and costs that the Company may incur in connection therewith;

                 (6) Severance Payments and Benefits will not be subject to mitigation in any respect.

(d) STOCK OPTIONS, WARRANTS AND STOCK APPRECIATION RIGHTS. Notwithstanding the foregoing, all stock options, warrants, stock appreciation rights and other similar securities shall immediately vest upon the occurrence of a Change of Control and at such time all conditions applicable to contingently issued options, warrants, stock appreciation rights and other securities shall be deemed waived by the Company.

6. TERMINATION. Employee's employment hereunder shall terminate as a result of any of the following events:

(a)      Employee's death;

(b) Employee shall be unable to perform his duties hereunder by reason of illness, accident or other physical or mental disability for a continuous period of at least nine months or an aggregate of twelve months during any continuous eighteen month period ("Disability");

(c) Voluntary termination by Employee (other than in respect of a Triggering Event) provided that employee provides the Company one ninety (90) day advance written notice of termination; or

(d) For Cause, where "Cause" shall mean: (i) final non-appealable adjudication of Employee of a felony; (ii) consent, order or decree from the Securities and Exchange Commission or the NASD barring employing from the securities business; (iii) the determination of the Board (after written notice has been given to the Employee with a thirty day cure period) that Employee has engaged in material intentional misconduct; (iv) the gross neglect of his duties (which has not been cured within the applicable cure period), which has a continuing material adverse effect on the business of the Company; (v) the breach of the Independent Contractor Agreement described in paragraph 12 by the Employee; or
              (vi) the breach of the Branch Agreement by JSM Capital Holding Corp or Employee.

(e)           The occurrence of a Triggering Event as set forth in Paragraph 5
              (a) above.
              Any termination pursuant to subparagraph (b), (c) (d) or (e) of this Section shall be communicated by a written notice ("Notice of Termination"), such notice to set forth with specificity the grounds for termination if the result of "Cause". Employee's employment under this Agreement shall be deemed to have terminated as follows: (i) if Employee's employment is terminated pursuant to subparagraph (a) above, on the date of his death; (ii) if Employee's employment is terminated pursuant to subparagraph (b)
              (d) or (e) above, on the date on which Notice of Termination is given; and (iii) if Employee's employment is terminated pursuant to subparagraph (c) above, ninety (90) days after the date on which a Notice of Termination is given. The date on which termination is deemed to have occurred pursuant to this paragraph is hereinafter referred to as the "Date of Termination".

7. PAYMENTS ON TERMINATION. In the event that Employee's employment is terminated pursuant to Section 6 above, the Company shall pay to Employee his full Base Salary through the Date of Termination together with all incentive compensation, benefits and other compensation, if any, due and owing as of that date, plus any Severance and Benefit Payments to which Employee may be entitled hereunder pursuant to Section 5(c) above.

8. BOARD OF DIRECTORS. The Company shall cause Employee to be appointed as an observer to the Board of Directors of the Company during the Term. Employee shall be given notice of all Board meetings as if he were a director. The Board reserves the right at its sole discretion to exclude Employee from attending any meetings or participating in any conversations where the purpose of which is to discuss the Employee's performance pursuant under this Agreement.


9. LIFE INSURANCE. If requested by the Company, Employee shall submit to such physical examinations and otherwise take such actions and execute and deliver such documents as may be reasonably necessary to enable the Company to obtain life insurance on the life of Employee for the benefit of the Company.

10. REPRESENTATIONS AND WARRANTIES. Employee represents and warrants to the Company that he is under no contractual or other restriction or obligation that would prevent the performance of his duties hereunder or interfere with the rights of the Company hereunder.

11. DISCLOSURE AND PROTECTION OF CONFIDENTIAL INFORMATION.
(a) For purposes of this Agreement "Confidential Information" means knowledge, information and material which is proprietary to the Company, of which Employee may obtain knowledge or access through or as a result of his employment by the Company (including information conceived, originated, discovered or developed in whole or in part by Employee). Confidential Information includes, but is not limited to, (i) technical knowledge, information and material such as trade secrets, processes, formulas, data, know-how, improvements, inventions, computer programs, drawings, patents, and experimental and development work techniques, and (ii) marketing and other information, such as supplier lists, customer or client lists, marketing and business plans, business or technical needs of customers, consultants, licensees or suppliers and their methods of doing business, arrangements with customers, consultants, licensees or suppliers, manuals and personnel records or data. Confidential Information also includes any information described above which the Company obtains from another party and which the Company treats as proprietary or designates as confidential, whether or not owned or developed by the Company. Notwithstanding the foregoing, any information which is or becomes available to the general public otherwise than by breach of this Section 11 shall not constitute Confidential Information for purposes of this Agreement.

(b) During the term of this Agreement and thereafter, Employee agrees to hold in confidence all Confidential Information and not to use such information for Employee's own benefit or to reveal, report, publish, disclose or transfer, directly or indirectly, any Confidential Information to any person or entity, or to utilize any Confidential Information for any purpose, except in the course of Employee's work for the Company.

(c) Employee will abide by any and all security rules and regulations, whether formal or informal, that may from time to time be imposed by the Company for the protection of Confidential Information, and will inform the Company of any defects in, or improvements that could be made to, such rules and regulations.

(d) Employee will notify the Company in writing immediately upon receipt of any subpoena, notice to produce, or other compulsory order or process of any court of law or government agency if such document requires or may require disclosure or other transfer of Confidential Information.

(e) Upon termination of employment, Employee will deliver to the Company any and all records and tangible property that contain Confidential Information that are in his possession or under his control.

12. COVENANT NOT TO COMPETE.

(a) In consideration for the Company entering into this Agreement and except as provided below, Employee covenants and agrees that during the Term and for a one (1) year period thereafter, Employee will not, without the express prior written consent of the Company, directly or indirectly, compete with the business of the Company anywhere within the United States of America. Employee will undertake no activities that may lead Employee to compete with or to acquire rival, conflicting or antagonistic interests to those of the Company with respect to the business of the Company, whether alone, as a partner, or as an officer, director, employee, independent contractor, consultant or shareholder holding 5% or more of the outstanding voting stock of any other corporation, or as a trustee, fiduciary or other representative of any other person or entity. Anything herein to the contrary notwithstanding and except as provided in Sections 12 (e), (f) and (g) below, the Company acknowledges and agrees that the Employee has executed an Independent Contractor Agreement" ("IC Agreement") as an "Independent Contractor" with the Company effective as of December 19, 2002 and nothing herein contained shall operate to restrict the Employee from conducting the business of the Independent Contractor (either as an independent contractor of the Company, as an independent contractor of another company, or as an independent broker-dealer) during, or following the termination of this Agreement, or the IC Agreement, for any reason whatsoever, in the tri-state New York City metropolitan area and Florida or in any other state in which the Independent Contractor is doing business, or in the future does business, under the IC Agreement as such agreement may be amended or supplemented or replaced from time to time. Except as provided in Sections 12 (e), (f) and (g) below, to the extent that the operation of the Independent Contractor whether or not the IC Agreement has been terminated, should at any time be deemed to be in competition or conflict with the operations of the Company, the Company hereby waives any such conflicts and any such competitive activity shall not be deemed a violation of this Agreement.

(b) Except as provided in Sections 12 (e), (f) and (g) of this Agreement, during the Term and for a period of three (3) years after termination of employment, Employee will not, directly or indirectly, solicit or induce any other employee of the Company or any parent or affiliate to leave his or her employment, or solicit or induce any consultant or independent contractor to sever that person's relationship with the Company or to become an employee or consultant to any independent contractor or brokerage that the Employee is employed by or has an ownership interest in. Provided, however, that in the event any provision of this subparagraph shall be in conflict with the provisions of the IC Agreement, the provisions of the IC Agreement shall prevail. Furthermore, except as provided in Sections 12 (e), (f) and (g) below, upon termination of this Agreement and termination of the IC Agreement, nothing herein contained shall prohibit the Employee from soliciting any other employee or independent contractor who was employed or located at any branch office under the supervision of the Employee as an Independent Contractor, or JSM, pursuant to the IC Agreement.

(c) If any court shall determine that the duration or geographical limit of any covenant contained in this Section 12 is unenforceable, it is the intention of the parties that covenant shall not thereby be terminated but shall be deemed amended to the extent required to render it valid and enforceable, such amendment to apply only in the jurisdiction of the court that has made such adjudication.

(d) Employee acknowledges and agrees that the covenants contained in Sections 11 and 12 hereof are of the essence in this Agreement, that each of such covenants is reasonable and necessary to protect and preserve the interests, properties, and business of the Company, and that irreparable loss and damage will be suffered by the Company should Employee breach any of such covenants. Employee further represents and acknowledges that he shall not be precluded from gainful engagement in a satisfactory fashion by the enforcement of these provisions.

(e) In the event there is a Change in Control and the Company exercises the purchase option ("Purchase Option") described
              Section 6 (c) to the Branch Agreement and Amendment to IC Agreement dated on even date herewith by and among the Company, Employee and JSM ("Branch Agreement"), the Employee and the Company agree as follows:

    (i) The Employee shall waive the right to receive any Severance and Benefits payments described herein;
    (ii) Section 12 (a) of this Agreement shall not be applicable to the Employee;
    (iii)Section 12 (b) of this Agreement shall be applicable to the Employee with respect to JSM, Independent Contractor and the Company except with respect to Ms. Andrea Boccafola and Mr. Brian Hageman.

(f) In the event there is a Change in Control where the Company does not exercise the Purchase Option under the Branch Agreement and the Employee elects to receive Severance and Benefits payments described herein, then the Company and the Employee agree as follows:

    (i) The term of the IC Agreement shall not terminate due to a Change in Control as provided in Section 10 (c) of the Branch Agreement;
    (ii) Section 12 (a) of this Agreement shall be applicable for a term ending one (1) year from the later of the date this Agreement terminates or the date the IC
         Agreement terminates. Employee shall be permitted to own and operate JSM as the Independent Contractor.
   (iii) Section 12 (b) of this Agreement shall be applicable except with respect JSM employees or employees of the Independent Contractor.

(g) In the event there is a Change in Control where the Company does not exercise the Purchase Option under the Branch Agreement and the Employee waives his right to receive Severance and Benefits payments described herein, then the Company and the Employee agree as follows:

   (i) The term of the IC Agreement shall not terminated due to a Change in Control and as provided in Section 10 (c) of the Branch Agreement;
  (ii) Section 12 (a) of this Agreement shall not be applicable and there shall be no prohibition whatsoever on Employee owning or operating JSM, as an independent contractor, as a broker dealer or otherwise.
  (iii) Section 12 (b) of this Agreement shall be applicable except with respect JSM employees or employees of the Independent Contractor.

(h) Anything herein to the contrary notwithstanding, in the event the employment of the Employee should be terminated under any circumstance that would constitute a Triggering Event under Subsections 5(a)(1) or 5(a)(3) of this Agreement and the Employee waives his right to receive Severance and Benefit payments described herein, the provisions of this Section 12 (a) shall not apply and Section 12 (b) shall only restrict Employee from soliciting employees of the Company.

         Any reference in this Section 12 of the Agreement to an "employee of the Independent Contractor" shall be deemed to include anyone who is under the supervision and control of the Independent Contractor pursuant to the IC Agreement.

13. AVAILABILITY OF INJUNCTIVE RELIEF. Employee acknowledges and agrees that any breach by him of the provisions of Sections 11 or 12 hereof will cause the Company irreparable injury and damage for which it cannot be adequately compensated in damages. Employee therefore expressly agrees that the Company, subject to the provisions of Section 20 hereof providing for arbitration, shall be entitled to seek injunctive and/or other equitable relief, on a temporary or permanent basis to prevent any anticipatory or continuing breach of this Agreement or any part hereof, and is secured as enforcement. Nothing herein shall be construed as a waiver by the Company of any right it may have or hereafter acquired to monetary damages by reason of any injury to its property, business or reputation or otherwise arising out of any wrongful act or omission of it.

14.  SURVIVAL.  The  covenants,   agreements,   representations  and  warranties
contained in or made pursuant to this Agreement shall survive Employee's termination of employment, irrespective of any investigation made by or on behalf of any party.

15. MODIFICATION. This Agreement sets forth the entire understanding of the parties With respect to the subject matter hereof, supersedes all existing agreements between them concerning such subject matter, and may be modified only by written instrument duly executed by each party.

16. NOTICES. Any notice required or permitted hereunder shall be deemed validly given if delivered by hand, verified overnight delivery, or by first class, certified mail to the following addresses (or to such other address as the addressee shall notify in writing to the other party):

If to the Company:          vFinance Investments, Inc.
                            3010 N. Military Trail, Suite 300
                            Boca Raton, Florida 33431
                            Attention: CEO



If to Employee:             John S. Matthews
                            JSM Capital Holding Corp.
                            595 Madison Ave.
                            New York, N. Y. 10022

17. WAIVER. Any waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. All waivers must be in writing.

18. BINDING EFFECT. The Company's rights and obligations under this Agreement shall not be transferable by assignment or otherwise, and any attempt to do any of the foregoing shall be void. The provisions of this Agreement shall be binding upon the Employee and his heirs and personal representatives, and shall be binding upon and inure to the benefit of the Company, its successors and assigns.

19. HEADINGS. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

20. GOVERNING LAW - ARBITRATION. This Agreement is to be performed in the State of Florida, and the validity, construction and enforcement of, and the remedies under, this Agreement shall be governed in accordance with the laws of the State of Florida, without giving effect to any choice of laws principles. Any controversy, claim or counterclaim arising out of or in connection with this Agreement, whether in contract, in tort or asserting rights created by Federal or state statues or otherwise, shall be governed by the Code of Arbitration Procedure of the NASD. Arbitration shall be conducted in New York City in accordance with the Rules of the NASD, and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The arbitrators may grant any remedy or relief that they deem just and equitable including, but not limited to, specific performance of a contract. Each party irrevocably consents to subject matter and personal jurisdiction before the NASD. The parties covenant that under no conditions will any of them file any action at law against any other party or bring any claim in any forum other than before the NASD; provided, however, that all parties hereto consent to the jurisdiction of any court of competent jurisdiction to obtain any preliminary relief, such as a restraining order, injunction, or any other immediate relief sought, pending the determination of the arbitration proceeding.

     21. ENTIRE AGREEMENT. This writing constitutes the binding and entire agreement of the parties superseding and extinguishing all prior agreements or understandings regarding the subject matter hereof, and may not be modified or amended without a written document executed by the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first hereinabove written.

EMPLOYER:
                                       vFinance, Inc.

                                    By:
                                       -----------------------------------------
                                       Leonard J. Sokolow, CEO & President

                                    EMPLOYEE:

                                    By:
                                        ----------------------------------------
                                       John S. Matthews

                                   Schedule A
                             Incentive Compensation

     In the capacity of President, Retail Brokerage Division (i.e., "Division"), Employee will be entitled receive annual incentive compensation ("Bonus") equal to 30% of the "Net Income" and "Net Securities" of the Division once Net Income exceeds $125,000. If Employee's salary of $125,000 (or a portion of it) is already deducted at arriving at Net Income, such amount shall be added back for purposes of this calculation.

     "Net Income" is defined as revenues less all direct and variable expenses of the Division per the Company's standard financial reporting policy and procedures which includes but is not limited to budgeted (fixed annually) divisional and corporate overhead. For purposes of this calculation:

      1. The Company and Employee must agree on the allocated budgeted divisional and fixed overhead which gets fixed on an annual basis;

      2. In no event shall corporate overhead exceed 10% of revenues of the Division; and

      3. Bonuses of the executive officers of the Company shall be excluded from corporate overhead.

     "Net Securities" shall be defined as "Gross Securities (Stock, Warrants, or Options) received by the Company in a transaction less options due to finders, employees of the Division or allocable to the other divisions of the Company pursuant to the Incentive Compensation Grid.

     Incentive compensation based on Net Income will be estimated and paid quarterly based upon year to date financial results projected for the Company's fiscal year. The maximum amount that the employee will be paid in any quarter will be 70% of the annual projected incentive compensation. The final Bonus payment will be payable within thirty days of the filing the Company's Form 10-K with the Securities and Exchange Commission.

                                   Schedule B

                             STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT is entered into as of January 1, 2003 by and between John S. Matthews ("Optionee") and vFinance, Inc., a Delaware corporation (the "Corporation").


                              W I T N E S S E T H:

WHEREAS, Optionee and the Corporation have concurrently herewith entered into a certain Employment Agreement (the "Employment Agreement"); and

WHEREAS, the Corporation desires to grant to Optionee the option to acquire shares of common stock, $.01 par value, of the Corporation (the "Common Stock") upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, Optionee and the Corporation hereby agree as follows:

1. (a) GRANT OF THE OPTIONS. Subject to the terms and conditions of this Agreement, the Corporation hereby grants to Optionee the right to purchase (individually referred to as the "Option" or collectively referred to as the "Options") from the Corporation Five Hundred Thousand (500,000) shares of the Common Stock (the "Option Shares"), subject to the following vesting schedule, at the purchase price equal to $0.20 per share for a five (5) year period commencing on the date hereof:

     (i)   125,000 Option Shares shall vest immediately upon the date hereof;

     (ii)  125,000 Option Shares shall vest one (1) year from the date hereof;

     (iii) 125,000 Option Shares shall vest two (2) years from the date hereof;

     (iv)  125,000 Option Shares shall vest three (3) years from the date hereof

2. RIGHTS OF OPTIONEE. Optionee by virtue of holding the Options to purchase the Option Shares shall not have any rights to any dividends to be distributed by the Corporation to the shareholders or any other rights of a shareholder in the Corporation with respect to any of the Option Shares until Optionee exercises the Option to purchase the Option Shares pursuant to Section 5 of this Agreement.

3. TRANSFERABILITY OF THE OPTIONS. The Options may not be assigned, transferred, or otherwise disposed of, or pledged or hypothecated or in any way be subject to execution, attachment or other process. Any assignment, transfer, pledge, hypothecation or other disposition of the Options attempted contrary to the provisions of this Agreement or any levy, execution, attachment or other process attempted upon the Options will be null and void and without effect.

4. EXERCISE OF THE OPTIONS. The Option to purchase the Option Shares shall be exercisable upon the terms and conditions hereinafter set forth:

Subject to the terms and conditions of this Agreement, the Option to purchase the Option Shares shall be exercisable by Optionee upon delivery of notice to the Corporation (the "Exercise Notice") in accordance with the procedure prescribed in this Section 4. The Exercise Notice shall state that Optionee has elected to exercise the Option or any portion thereof. The Option may be exercised by the Optionee, in whole or in part, by the delivery of the Exercise Notice to the office of the Corporation, and by payment to the Corporation of the Purchase Price in cash or by wire transfer, for each share being purchased. Upon the exercise of the Option, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the holder, shall be promptly delivered to the holder hereof within a reasonable time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of the Option shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Exercise Notice was delivered and payment of the Purchase Price was made, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

5. ACCELERATED VESTING AND EXERCISE PERIOD.

(a) DEATH OR DISABILITY. In the event of Optionee's death or Disability while employed with the Corporation prior to Optionee's vesting or exercise of all of the Options, then all of the Options shall become immediately vested and exercisable. For purposes hereof, "Disability" shall mean Optionee's failure to perform his employment duties with the Company for a continuous three month period, or an aggregate of four months during any six month period, as a result of ANY illness or accident, as verified by at least two U.S. licensed medical doctors reasonably acceptable to the Company.

(b) CESSATION OF EMPLOYMENT. Notwithstanding anything to the contrary contained herein, in the event that Optionee ceases to be employed by the Corporation for any reason other than Optionee's death, Disability, the occurrence of a Triggering Event or termination by the Company without cause (as defined within the Employment Agreement) (the date of Optionee's cessation of employment shall be referred to as the "Cessation Date"), then all non-vested Options shall expire and be forfeited on the Cessation Date. In the event that the Company terminates Optionee's employment without cause, or upon a Triggering Event, then all non-vested Options shall immediately vest as of the Cessation Date.

(c) CHANGE OF CONTROL. In the event of a "Change of Control" as defined in the Employment Agreement, then all non-vested Options shall immediately vest.

6. RESERVATION OF SHARES. The Corporation covenants and agrees that at all times that this Stock Option Agreement shall be in effect it shall have authorized, and reserved, Common Stock of the Corporation sufficient for the exercise of the Options and the purchase of Common Stock by Optionee.

7. SUBSTITUTION OF THIS AGREEMENT UPON ADOPTION OF QUALIFIED STOCK OPTION PLAN. It is possible that the Corporation will, within twelve (12) months from the date of this Agreement, adopt a Qualified Stock Option Plan for members of its senior executive management, including Optionee. In the event of such adoption, the Corporation agrees upon written request from Optionee to amend this Agreement so as to cancel all unvested option rights set forth herein, PROVIDED, HOWEVER that the same economic terms (including numbers of share options, vesting periods and price) remain the same with respect to Optionee, and are granted to Optionee, pursuant to the terms of the adopted Qualified Stock Option Plan. All rights existing as to vested Stock Options as set forth herein shall remain in effect notwithstanding the adoption of a Qualified Stock Option Plan.

8. INVESTMENT. Optionee acknowledges that the Option Shares are not being offered pursuant to a registration statement under the Securities Act of 1933, as amended (the "Act"), or any other securities laws. Optionee acknowledges that the Option Shares are being acquired for Optionee's own account for investment purposes only and not with a view to, or for sale in connection with, any public distribution thereof and will not sell, or offer to sell or otherwise dispose, of any interest in the Option Shares acquired by Optionee in violation of the Act. Optionee has had substantial experience in business and financial matters and in making investments of the type contemplated by this Agreement, is capable of evaluating the merits and risks of the purchase of the Option Shares and is able to bear the economic risks of such investment.

9. REGISTRATION RIGHTS AND LIQUIDITY. Although there can be no assurance that the Option Shares will be registered under the Act, that an exemption from such registration will be available, or that there will be a market for the Option Shares in the future, the Corporation agrees to use its best efforts to enable and facilitate Optionee's sale or disposition of the Option Shares in compliance with the Act at the earliest date reasonably practicable. Furthermore, Optionee is hereby granted piggy back registration rights as described in "Exhibit A" attached hereto and incorporated herein.

10. ADJUSTMENTS. In the event of a stock dividend, stock split, share combination, recapitalization, merger, consolidation or reorganization of or by the Corporation, the number or class of shares purchasable (and purchase price per share) upon exercise of the Option immediately prior thereto shall be adjusted so that Optionee shall be entitled to receive the kind and number of shares or other securities which Optionee would have owned or have been entitled to receive after the happening of any of the events described above, had the Option been exercised immediately prior to the happening of any of such events or any record date with respect thereto. Any adjustment made pursuant to this Section shall become effective immediately after the effective date of such events retroactive to the record date, if any, for such events.

11. NOTICES. Any notice required or permitted hereunder shall be deemed validly given if delivered by hand, verified overnight delivery, or by first class, certified mail to the following address of Optionee (or to such other address as Optionee may notify in writing to Corporation):

           If to Optionee:             John S. Matthews
                                       74 Millspring Road,
                                       Manhasset, New York 11030

           If to the Company:          vFinance, Inc.
                                       3010 N. Military Trail, Suite 300
                                       Boca Raton, Florida 33431
                                       Attention: President

12. BENEFITS OF AGREEMENT. This Agreement shall inure to the benefit and shall be binding upon the successors, heirs, legal representatives and permitted assigns of the parties hereto.

13. SEVERABILITY. In the event that any one or more provisions of this Agreement shall be deemed to be illegal or unenforceable such illegality or unenforceability shall not affect the validity and enforceability of the remaining legal and enforceable provisions hereof, which shall be construed as if such illegal or unenforceable provision or provisions had not been inserted.

14. GOVERNING LAW; VENUE. This Agreement will be covered and construed under the laws of the State of Florida, without giving effect to rules governing conflicts of law, with proper venue with respect to all disputes related to this Agreement being Broward County, Florida.

15.   COUNTERPARTS.   This  Agreement  may  be  executed  in  two  (2)  or  more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                         THE CORPORATION:

                                         VFINANCE, INC., a Delaware corporation


                                         By:
                                             -----------------------------------

                                        Title:
                                             -----------------------------------

                                        OPTIONEE:
                                             -----------------------------------
                                                John S. Matthews

                                   EXHIBIT "A"

                               REGISTRATION RIGHTS

Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Option to which this Exhibit A is attached.

(a) PIGGY-BACK REGISTRATION RIGHTS. If at any time commencing after January 1, 2004 until the expiration of the Option (the "Registration Period"), vFinance.com, Inc. (the "Company") proposes to register any of securities under the Securities Act (other than registration of a stock option, stock purchase or compensation or incentive plan or of stock issued or issuable pursuant to any such plan, or dividend investment plan, a registration of stock proposed to be issued in exchange for securities or assets of, or in connection with the merger or consolidation with, another person or entity , or a registration of stock proposed to be issued in exchange for securities of such other person or entity), the Company shall give prompt written notice thereof to the Holder and, upon the written request made within ten (10) days after the Holder and, upon receipt of such notice, the Company shall use its best efforts to effect as part of such registration the registration under the Securities Act of that number of the Option shares ("Option Shares") which the Holder requests the Company to register, provided that if the registration relates to a firm commitment, underwritten public offering, the managing underwriter of the Company's public offering, if any, shall be of the opinion that the inclusion in such registration of such number of Option Shares will not interfere with the successful marketing of all of the Company's securities being registered. If the managing underwriter, if any, reasonably requests the Holder to reduce in whole or in part the number of Option Shares sought or be registered by the Holder, the Holder shall comply with the request of the managing underwriter. In any underwritten offering, the Holder shall sell the Option Shares registered as part of such underwritten offering to the underwriters of such offering on the same terms and conditions as apply to the Company. In connection with any registration pursuant to this Section (a), the Holder shall provide the Company with such information regarding the Holder and the distribution of the Option Shares as the Company and the managing underwriter shall reasonably request for use in the registration statement relating to such offering. The Company shall pay all costs and expenses of the Holder. The Company shall not be obliged to effect registration under the Securities Act pursuant to this Section (a) on more than one occasion; PROVIDED, HOWEVER, that this limitation shall not apply if the number of shares requested to be registered by the Holder shall have been reduced pursuant to the second sentence of this Section (a) unless and until the occurrence of an occasion on which the shares requested by the Holder to be registered have not been so reduced.

(b) GENERAL CONDITIONS. In connection with each registration effected pursuant to Section (a), the Company and the Holder agree as follows:

(i) INDEMNIFICATION OF HOLDER. The Company shall indemnify and hold harmless the Holder against any and all losses, claims, damages, or liabilities to which the Holder may become subject under the Securities Act, or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the written consent of the Company, and to reimburse them for any legal or other expenses incurred by them in connection with investigating any claims and defending any action insofar as any such losses, claim, damages, liabilities or actions arise out of or are based upon 1) any untrue statement or alleged untrue statement of a material fact, contained in the registration statement relating to the sale of the Option Shares, or any post-effective amendment thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, 2) any untrue statement or alleged untrue statement of a material fact, contained in a preliminary prospectus, if used prior to the effective date of such registration statement, or contained in the prospectus (as amended or supplemented, if the Company shall have filed with the SEC any amendment thereof or supplement thereto), if used within the period during which the Company is required to keep the registration statement to which the prospectus relates current pursuant to the terms hereof, or the omission or alleged omission to state therein (if so used) the material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The indemnification agreement contained in this agreement, however, shall not: 1) apply to such losses, claims, damages, liabilities, or actions arising out of, or based upon, any such untrue statement or alleged omission, if such statement or omission was in reliance upon and in conformity with the information furnished in writing to the Company by the Holder for use in the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any amendment thereof or supplement thereto, or 2) inure to the benefit of any underwriter from whom the person asserting any such losses, claims, damages, expenses or liabilities purchased the securities which are the subject thereof (or to the benefit of any person controlling such underwriter), if such underwriter failed to send or give a copy of the prospectus to such person at or prior to the written confirmation of the sale of such securities to such person.

(ii) INDEMNIFICATION OF THE COMPANY. The Holder and each underwriter of the Option Shares to be registered (such party and such underwriters being referred to severally in this subparagraph as the "Indemnifying Party") shall agree, in the same manner and to the same extent as set forth in the preceding paragraph, to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, its directors and those officers of the Company who shall have signed such registration statement, with respect to any statement in or omission from such registration statement or any post-effective amendment thereof or any preliminary prospectus (as amended or supplemented, if amended or supplemented as aforesaid) contained in such registration statement, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Indemnifying Party for use in such registration statement or any preliminary prospectus or prospectus contained in such registration statement or any amendment thereof or supplement thereto.

(iii) NOTICE OF INDEMNIFIABLE ACTION. Each indemnified party will, promptly after the receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought from a party hereto on account of an indemnity agreement contained in this Section, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party so to notify an indemnifying party of any such action shall relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in this Section, but shall not relieve the indemnifying party from any other liability which it may have to such indemnified party.

(iv) TERMINATION OF OBLIGATION. The Company shall not be required to file a registration statement or to keep a registration statement effective if the Option Shares could be publicly sold without registration under the Securities Act.